INCORPORATED UNDER THE LAWS OF NEVADA

NUMBER

SHARES

GPods

Fully Paid Non-Assessable $0.001 Par Value **COMMON STOCK**

CUSIP NO. 38402Q 106

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF ** **

Shares of *GPODS, INC.* *Capital Stock*
transferable on the books of the Corporation by the holder in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:

TRANSFER SUBJECT TO
LEGEND ON REVERSE SIDE

COUNTERSIGNED AND REGISTERED
SECURITIES TRANSFER CORPORATION
PO BOX 701629, DALLAS, TX 75370-9967

By:
TRANSFER AGENT-AUTHORIZED SIGNATURE

PRESIDENT

GPODS, INC.
SEAL
NEVADA

SECRETARY

TRANSFER FEE SUBJECT TO FEE SCHEDULE

A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian............................
(Cust) (Minor)
under Uniform Gifts to Minors
Act...
(State)

Additional abbreviations may also be used though not in the above list.

For value received..*hereby sell, assign and transfer unto*

Please insert Social Security or other identifying number of assignee

....

....

Please print or typewrite name and address including postal zip code of assignee

....

....

....*Shares*

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint..

....

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated.................., 20........

Signature:

X..

X..

Signature Guarantee:

X NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD-15.
Signature(s) guaranteed by:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR APPLICABLE STATE OR FOREIGN SECURITIES LAWS, AND ACCORDINGLY, SUCH SECURITIES MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE REGISTRATION OR QUALIFICATION PROVISIONS OF APPLICABLE FEDERAL, STATE AND FOREIGN SECURITIES LAWS OR APPLICABLE EXCEPTIONS THEREFROM.